Item 12 (b).  Exhibits.

SECTION 906 CERTIFICATION

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Name of Issuer:                                           USAA MUTUAL FUNDS TRUST

TAX EXEMPT LONG-TERM FUND                                                                           TAX EXEMPT INTERMEDIATE-TERM FUND
TAX EXEMPT SHORT-TERM FUND                                                                        TAX EXEMPT MONEY MARKET FUND
CALIFORNIA BOND FUND                                                                                         CALIFORNIA MONEY MARKET FUND
NEW YORK BOND FUND                                                                                             NEW YORK MONEY MARKET FUND
VIRGINIA BOND FUND                                                                                                VIRGINIA MONEY MARKET FUND
FLORIDA TAX-FREE INCOME FUND                                                                       FLORIDA TAX-FREE MONEY MARKET FUND

In connection with the Semi Annual Reports on Form N-CSR/S (Reports) of the above-named issuer for the Funds listed above for the period ended September 30, 2010, the undersigned hereby certifies, that:

1.	The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.

Date:    December 2, 2010                                                                                    /s/ CHRISTOPHER W. CLAUS
             ________________                                                                              ___________________________________
Christopher W. Claus
President

SECTION 906 CERTIFICATION

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Name of Issuer:                                           USAA MUTUAL FUNDS TRUST

TAX EXEMPT LONG-TERM FUND                                                                           TAX EXEMPT INTERMEDIATE-TERM FUND
TAX EXEMPT SHORT-TERM FUND                                                                        TAX EXEMPT MONEY MARKET FUND
CALIFORNIA BOND FUND                                                                                         CALIFORNIA MONEY MARKET FUND
NEW YORK BOND FUND                                                                                            NEW YORK MONEY MARKET FUND
VIRGINIA BOND FUND                                                                                                VIRGINIA MONEY MARKET FUND
FLORIDA TAX-FREE INCOME FUND                                                                       FLORIDA TAX-FREE MONEY MARKET FUND

In connection with the Semi Annual Reports on Form N-CSR/S (Reports) of the above-named issuer for the Funds listed above for the period ended September 30, 2010, the undersigned hereby certifies, that:

1.	The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.

Date:    December 2, 2010                                                                                    /s/ ROBERTO GALINDO, JR.
             ________________                                                                              __________________________________
Roberto Galindo, Jr.
Treasurer